Exhibit 8.1
ABB Ltd, Consolidated subsidiaries

(excluding dormant subsidiaries)

as per December 31, 2022
Country Name ABB Interest %
Algeria
ABB Algeria SpA Asea Brown

Boveri

99.94
Algeria ABB Algerie Produits SpA
69.46
Angola
Asea Brown Boveri Electrica SGPS

(Angola) Limitada
100.00
Argentina ABB S.A.
100.00
Argentina
Lineage Power (Argentina)

S.R.L.
100.00
Australia ABB Australia Pty Limited
100.00
Australia ABB Group Holdings Pty. Ltd.
100.00
Australia
ABB Group Investment Management

Pty. Ltd.
100.00
Australia
ABB Industrial Solutions (Australia)

Pty Ltd
100.00
Austria ABB AG
100.00
Austria ASKI Industrie Elektronik Ges.m.b.H
100.00
Austria B&R Holding GmbH
100.00
Austria B&R Industrial Automation GmbH
100.00
Bahrain ABB ELECTRICAL & AUTOMATION W.L.L
49.00
Bangladesh ABB Limited
100.00
Belgium
ABB Industrial Solutions (Belgium)

BV
100.00
Belgium
ABB Installation Products European

Centre S.A.
100.00
Belgium ABB N.V.
100.00
Belgium ABB Robotics Solutions NV
100.00
Belgium EEVEE BV
46.70
Belgium Enervalis NV
91.56
Botswana ABB (Pty) Ltd.
100.00
Brazil ABB AUTOMACAO LTDA
100.00
Brazil ABB ELETRIFICACAO LTDA
100.00
Brazil B&R Automação Industrial Ltda.
100.00
Bulgaria ABB Bulgaria EOOD
100.00
Cameroon Asea Brown Boveri S.A.
99.99
Canada
ABB Electrification Canada ULC

(Alberta)
100.00
Canada ABB E-MOBILITY INC.
91.56
Canada ABB Inc.
100.00
Canada
ABB Industrial Solutions (Canada)

Inc.
100.00
Canada B&R Industrial Automation Inc.
100.00
Canada InCharge Energy Canada Inc. (Quebec)
54.94
Chile ABB S.A.
100.00
China ABB (China) Investment Limited
100.00
China ABB (China) Ltd.
100.00
China
ABB Bailey Beijing Engineering

Co. Ltd.
51.00
China ABB Beijing Drive Systems Co. Ltd.
90.00
China ABB Beijing Switchgear Limited
60.00
China
ABB Chargedot Shanghai New

Energy Technology Co., Ltd

73.25
China
ABB Electrical Equipment (Xiamen)

Co., Ltd.
100.00
China ABB Electrical Machines Ltd.
100.00
China
ABB Electrical Products (Shanghai)

Co., Ltd.
100.00
China ABB E-mobility Technology Shenzhen Co., Ltd
91.56
China
ABB Engineering (Shanghai)

Ltd.
100.00
China
ABB Hangzhou Winmation Automation

Company Limited
100.00

Country Name ABB Interest %
China ABB LV Installation Materials Co. Ltd. Beijing
85.70
China
ABB Power Electronics (Shanghai)

Co., Ltd.
100.00
China ABB Robotics (Zhuhai) Ltd
100.00
China
ABB Shanghai Free Trade Zone Industrial

Co., Ltd.
100.00
China ABB Shanghai Motors Co. Ltd.
75.00
China ABB Tianjin Switchgear Co., Ltd.
60.00
China
ABB Xiamen Corporation Management

Service Co., Ltd.
100.00
China ABB Xiamen Low Voltage Equipment Co. Ltd.
100.00
China ABB Xiamen Smart Technology Co., Ltd.
100.00
China ABB Xiamen Switchgear Co. Ltd.
66.52
China ABB Xinhui Low Voltage Switchgear Co. Ltd.
90.00
China
B&R Industrial Automation (China)

Co., Ltd.
100.00
China Jinan ABB SRI Rail Transit Equipment Technology Co., Ltd.
70.00
China
Lineage Power China

Co. Ltd.
100.00
China Pinghu Zhuangbest Technology Development Co., Ltd.
73.25
China Shanghai Zhuangbest Technology Development Co., Ltd.
73.25
China
Shantou Winride Switchgear Co.,

Ltd.
70.00
China Yangzhou SAC Switchgear Co., Ltd
55.00
China
Zhejiang Chargedot New Energy

Technology Co., Ltd.
73.25
Colombia ABB Colombia Ltda
100.00
Congo, Democratic Republic
of the
ABB SARL
100.00
Cote d'Ivoire ABB Technology SA
99.97
Croatia ABB Ltd.
100.00
Czech Republic ABB s.r.o.
100.00
Czech Republic B+R automatizace, spol. s.r.o.
100.00
Denmark ABB A/S
100.00
Denmark B&R Industrial Automation A/S
100.00
Ecuador ABB Ecuador S.A.
96.87
Egypt
ABB Construction (ABACON)

S.A.E.
100.00
Egypt
ABB for Electrical Industries (ABB

ARAB) S.A.E.
100.00
Egypt ABB For Feeding Industries SAE
100.00
Egypt ABB Turbochargers S.A.E.
100.00
Egypt Asea Brown Boveri S.A.E.
100.00
El Salvador ABB S.A. de CV
100.00
Estonia ABB AS
100.00
Finland ABB Oy
100.00
France ABB E-mobility SAS
91.56
France ABB France
99.84
France ABB SAS
100.00
France
B+R Automation Industrielle

SARL
100.00
France Kaufel S.A.
100.00
Germany ABB AG
100.00
Germany ABB Ausbildungszentrum Berlin gGmbH
100.00
Germany
ABB Beteiligungs-

und Verwaltungsgesellschaft mbH
100.00
Germany ABB eMobility Digital Venture GmbH
91.56
Germany ABB E-mobility GmbH
91.56
Germany ABB Kaufel GmbH
100.00
Germany ABB Logistics Center Europe GmbH
100.00
Germany
ABB Power Electronics (Germany)

GmbH
100.00

Country Name ABB Interest %
Germany ABB Stotz-Kontakt GmbH
100.00
Germany ABB Striebel & John GmbH
100.00
Germany ABB Traction Converter GmbH
100.00
Germany ABB Wirtschaftsbetriebe GmbH
100.00
Germany Asti Mobile Robotics GmbH
100.00
Germany B + R Industrie-Elektronik GmbH
100.00
Germany Busch-Jaeger Elektro GmbH
100.00
Ghana ABB Power & Automation Limited
100.00
Greece
Asea Brown Boveri Industrial,

Technical & Commercial
Company of Imports – Exports S.A.
100.00
Hong Kong Special
Administrative Region of
China
ABB (Hong Kong) Ltd.
100.00
Hungary ABB Engineering Trading and Service Ltd.
100.00
Hungary ABB Installációs Készülékek Kft.
100.00
India
ABB GLOBAL BUSINESS SERVICES AND

CONTRACTING
INDIA PRIVATE

LIMITED
100.00
India
ABB Global Industries and Services

Private Limited
100.00
India ABB India Limited
75.00
India B&R Industrial Automation Pvt. Ltd.
100.00
India Cherokee India Pvt. Ltd.
99.95
India Numocity Technologies Private Limited
65.92
India Powertel India Pvt. Ltd.
99.98
Indonesia PT ABB Sakti Industri
60.00
Iran, Islamic Republic of ABB (P.J.S.C.)
100.00
Ireland ABB Limited
100.00
Ireland Cylon Controls Limited
100.00
Israel ABB Technologies Ltd.
100.00
Italy ABB E-mobility S.p.A.
91.56
Italy ABB S.p.A.
100.00
Italy
B & R Automazione Industriale

S.r.l.
100.00
Japan ABB Bailey Japan Limited
51.00
Japan ABB K.K.
100.00
Japan B&R K.K.
100.00
Jordan ABB Limited/Jordan LLC.
100.00
Kazakhstan ABB LLP.
100.00
Kenya ABB Limited
100.00
Korea, Republic of ABB Ltd.
100.00
Korea, Republic of B&R Industrial Automation Co., Ltd.
100.00
Kuwait
ABB for Electrical Solutions and

Technologies K.S.C.C.
49.00
Latvia ABB SIA
100.00
Lithuania ABB UAB
100.00
Luxembourg
Lineage Power (Luxembourg)

S.A.R.L.
100.00
Malaysia ABB Malaysia Sdn Bhd.
100.00
Mauritius Asea Brown Boveri Ltd.
100.00
Mexico
ABB Electrical Control Systems

S. de R.L. de C.V.
100.00
Mexico ABB Installation Products Monterrey, S. de R.L. de C.V.
100.00
Mexico
ABB Lineage Power Mexico, S.

de R.L. de C.V.
100.00
Mexico ABB Mexico S.A. de C.V.
100.00
Mexico ABB NEMA Motors S.A. de C.V.
100.00

Country Name ABB Interest %
Mexico Asea Brown Boveri S.A. de C.V.
100.00
Mexico
Lineage Power Matamoros, S.A.

de C.V.
100.00
Morocco ABB S.A.
99.99
Mozambique ABB Limitada
100.00
Namibia ABB (Namibia) (Pty) Ltd.
100.00
Namibia
ABB LAFRENZE PROPERTY (PROPERTY)

LIMITED
100.00
Netherlands ABB B.V.
100.00
Netherlands ABB Capital B.V.
100.00
Netherlands ABB E-mobility B.V.
91.56
Netherlands ABB Finance B.V.
100.00
Netherlands ABB Holdings B.V.
100.00
Netherlands
B&R Industriële Automatisering

B.V.
100.00
Netherlands Codian Robotics B.V.
100.00
New Zealand ABB Limited
100.00
Nigeria ABBNG Limited
60.00
Norway ABB AS
100.00
Norway ABB Electrification Norway AS
100.00
Norway ABB E-mobility AS
91.56
Norway ABB Holding AS
100.00
Oman ABB LLC,
65.00
Pakistan
ABB Power & Automation (Private)

Limited
99.99
Panama
ABB Centroamérica y El Caribe,

S.A.
100.00
Panama ABB Panama Sales, S.A.
100.00
Peru ABB S.A.
100.00
Philippines ABB, Inc.
100.00
Poland ABB Business Services Sp. z o.o.
99.94
Poland ABB E-mobility Sp. z o.o
91.56
Poland
ABB Industrial Solutions (Klodzko)

Sp. z o.o.
99.94
Poland
ABB INDUSTRIAL SOLUTIONS

(LODZ) S.A. W LIKWIDACJI
99.94
Poland ABB Sp. z o.o.
99.94
Poland B&R Automatyka Przemyslowa Sp.z.o.o.
100.00
Portugal
ASEA BROWN BOVERI Portugal,

Unipessoal Lda
100.00
Puerto Rico ABB Installation Products Caribe LLC
100.00
Puerto Rico Industrial C&S of P.R. LLC
100.00
Qatar ABB E-mobility QFZ LLC
91.56
Qatar ABB LLC
49.00
Qatar
ABB Oryx Motors and Generators

Service LLC
49.00
Romania ABB Asea Brown Boveri SRL
100.00
Russian Federation ABB Electrical Equipment Ltd.
100.00
Russian Federation ABB Ltd.
100.00
Russian Federation ABB Operations Center Ltd.
100.00
Russian Federation B+R Industrial Automation, OOO
100.00
Saudi Arabia ABB Electrical Industries Co. Ltd.
65.00
Saudi Arabia
Thomas & Betts Saudi Arabia Limited

Liability Co.
100.00
Senegal ABB Technologies S.A.
99.99
Serbia ABB d.o.o.
100.00
Singapore ABB E-MOBILITY PTE. LTD.
91.56
Singapore
ABB Power Electronics (Singapore)

Pte. Ltd.
100.00
Singapore ABB Pte. Ltd.
100.00
Singapore B&R Industrial Automation Pte. Ltd.
100.00

Country Name ABB Interest %
Slovakia ABB, s.r.o.
100.00
Slovenia ABB Inzeniring d.o.o.
100.00
South Africa ABB Holdings (Pty) Ltd.
100.00
South Africa ABB Investments (Pty) Ltd
51.00
South Africa ABB South Africa (Pty) Ltd.
74.91
South Africa Industrial Connections of SA Pty. Ltd.
74.91
Spain ABB E-mobility SL
91.56
Spain Asea Brown Boveri S.A.
100.00
Spain B&R Industrial Automation Iberica S.L.U.
100.00
Sweden ABB AB
100.00
Sweden ABB Electrification Sweden AB
100.00
Sweden ABB E-mobility AB
91.56
Sweden ABB Norden Holding AB
100.00
Sweden B&R Industrial Automation AB
100.00
Sweden SynerLeap powered by ABB AB
100.00
Switzerland ABB Asea Brown Boveri Ltd
100.00
Switzerland ABB Canada EL Holding GmbH
100.00
Switzerland ABB Capital AG
100.00
Switzerland ABB E-mobility AG
91.56
Switzerland
ABB E-mobility Holding Ltd

91.56
Switzerland ABB Equity Limited
100.00
Switzerland ABB Information Systems Ltd.
100.00
Switzerland ABB Management Services Ltd.
100.00
Switzerland ABB Reinsurance AG
100.00
Switzerland ABB Schweiz AG
100.00
Switzerland ABB Verwaltungs AG
100.00
Switzerland B&R Industrie-Automation AG
100.00
Taiwan (Chinese Taipei) ABB Ltd.
100.00
Tanzania, United Republic of ABB Limited
100.00
Thailand
ABB Automation (Thailand) Co.,

Ltd.
100.00
Thailand ABB AUTOMATION HOLDINGS (THAILAND) CO., LTD.
100.00
Thailand
ABB Electrification (Thailand) Co.,

Ltd.
100.00
Thailand ABB ELECTRIFICATION HOLDINGS (THAILAND) CO., LTD.
100.00
Thailand RMI Automation Co., Ltd.
100.00
Thailand Smart Power Technology Co., Ltd.
100.00
Tunisia ABB Maghreb Services S.A.
99.93
Turkiye ABB Elektrik Sanayi A.S.
99.99
Turkiye
BR Endüstriyel Otomasyon Sanayi

ve Ticaret Limited Sirketi
100.00
Uganda ABB Ltd.
100.00
Ukraine ABB Ltd.
100.00
United Arab Emirates ABB FZ-LLC
100.00
United Arab Emirates ABB Global Marketing FZ LLC
100.00
United Arab Emirates ABB Industries (L.L.C.)
49.00
United Arab Emirates ABB Industries FZ
100.00
United Arab Emirates ABB Transmission & Distribution Limited LLC
49.00
United Kingdom
ABB Cable Management Products

Ltd
100.00
United Kingdom ABB E-mobility UK Limited
91.56
United Kingdom ABB Holdings Limited
100.00
United Kingdom ABB Installation Products Limited
100.00
United Kingdom ABB Limited
100.00

Country Name ABB Interest %
United Kingdom B & R Industrial Automation Ltd.
100.00
United Kingdom EUSERV CO. LIMITED
100.00
United Kingdom IMV Invertomatic Victron UK Limited
100.00
United Kingdom W.J. Furse & Co. Ltd.
100.00
United States ABB E-mobility Inc. (Delaware)
91.56
United States ABB Finance (USA) Inc. (Delaware)
100.00
United States ABB Holdings Inc. (Delaware)
100.00
United States ABB Inc. (Delaware)
100.00
United States ABB Installation Products Inc. (Tennesse)
100.00
United States
ABB Installation Products International

LLC. (Delaware)
100.00
United States ABB Motors and Mechanical Inc. (Missouri)
100.00
United States ABB Power Electronics Inc. (Nevada)
100.00
United States ABB Treasury Center (USA), Inc. (Delaware)
100.00
United States
B&R Industrial Automation Corp.

(Georgia)
100.00
United States
Codian Robotics of the Americas

(Michigan)
100.00
United States
Combustion Engineering

Inc. (Delaware)
100.00
United States Cylon Energy Inc. (New Hampshire)
100.00
United States
Edison Holding Corporation

(Delaware)
100.00
United States Great Pond Village, LLC (Connecticut)
55.00
United States InCharge Energy, Inc. (Delaware)
54.94
United States
Industrial Connections & Solutions

LLC (Delaware)
100.00
United States Jordan Acquisition Group (Pennsylvania)
100.00
United States Lineage Overseas LLC (Delaware)
100.00
United States Lineage Power Holdings, Inc. (Delaware)
100.00
United States Verdi Holding Corporation (Delaware)
100.00
United States Winfield Business Park, LLC (Connecticut)
50.00
Viet Nam ABB AUTOMATION AND ELECTRIFICATION (VIETNAM)
COMPANY LIMITED
100.00
Zambia ABB Ltd.
100.00
Zimbabwe ABB (Private) Ltd.
100.00